Vanguard Mid-Cap Growth Index Fund

Supplement to the Prospectuses and Summary Prospectuses

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 2013.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios, including the Extended Market Index Fund, since 1997; has managed the Mid-Cap Index and Mid-Cap Value Index Funds since their inceptions in 1998 and 2006, respectively; and has managed the Mid-Cap Growth Index Fund since 2013. Education: B.S.B.A., Shippensburg University.

CFA® is a trademark owned by CFA Institute.

© 2013 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

PS 832 022013

Vanguard Index Funds

Supplement to the Statement of Additional Information

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the text under “Other Accounts Managed” is revised to indicate that Vanguard Mid-Cap Growth Index Fund is managed by Donald M. Butler.

As of January 31, 2013, Mr. Butler did not own any shares of Vanguard Mid-Cap Growth Index Fund.

© 2013 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SAI 040 022013